Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
Note 7 - Subsequent Events
Acquisition of Neura
On October 4, 2021, the Company acquired 100% of Neura Inc’s outstanding equity interests for transaction consideration of approximately $50 million. The consideration for the acquisition will be through the issuance of the Company’s ordinary shares (the “Neura Shares”). The initial accounting for the business combination is incomplete at the time the financial statements are issued.

Note 13—Subsequent Events
Subsequent to the balance sheet date, during January 2021, the Company granted additional 285,449 options to employees with an estimated unrecognized compensation expense amounted to $2,446 thousands, which is expected to be recognized over a weighted-average period of 2.40 years.